UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CME GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 20, 2015.

CME GROUP INC.	Meeting Information Meeting Type: Annual Meeting For holders as of: March 24, 2015 Date: May 20, 2015 Time: 3:30 PM Central Time Location: CME Auditorium 20 South Wacker Drive Chicago, IL 60606
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT         CME GROUP 2014 ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.

Please choose one of the following methods to make your request:

1) BY INTERNET:         www.proxyvote.com

2) BY TELEPHONE:     1-800-579-1639

3) BY E-MAIL*:             sendmaterial@proxyvote.com

*      If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before May 6, 2015 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Shareholder Meeting Registration: To attend the CME Group annual meeting, please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the following page. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Voting Items

The Board of Directors recommends you vote

FOR the following proposals:

1.	Election of Equity Directors

Nineteen will be elected to the Board of Directors

1a.	Terrence A. Duffy

1b.	Phupinder S. Gill

1c.	Timothy S. Bitsberger

1d.	Charles P. Carey

1e.	Dennis H. Chookaszian

1f.	Ana Dutra

1g.	Martin J. Gepsman

1h.	Larry G. Gerdes

1i.	Daniel R. Glickman

1j.	J. Dennis Hastert

1k.	Leo Melamed

1l.	William P. Miller II

1m.	James E. Oliff

1n.	Edemir Pinto
1o.	Alex J. Pollock

1p.	John F. Sandner

1q.	Terry L. Savage

1r.	William R. Shepard

1s.	Dennis A. Suskind

2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2015.

3.	Advisory vote on the compensation of our named executive officers.

4.	Approval, on an advisory basis, of an amendment to our Tenth Amended and Restated Bylaws to adopt Delaware as the exclusive forum for certain legal actions.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions